TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219


Alpine U.S. Real Estate Equity Fund
 122 East 42nd Street, 37th floor
     New York, NY 10168
      (212) 687-5588


[Alpine logo]
U.S. Real Estate
Equity Fund

------------------------------------
SEMI-ANNUAL REPORT
March 31, 1999

(5/99)

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                    PAGE  2

                       Schedule of Portfolio Investments
                                    PAGE  9

                      Statement of Assets and Liabilities
                                    PAGE 11

                            Statement of Operations
                                    PAGE 12

                      Statements of Changes in Net Assets
                                    PAGE 13

                         Notes to Financial Statements
                                    PAGE 14

                              Financial Highlights
                                    PAGE 20

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE       LIPPER REAL ESTATE FUND
                                                     CLASS Y SHARES             SECURITIES INDEX                 AVERAGE
                                                 -----------------------      --------------------       -----------------------
9/3/93                                                10000.00                    10000.00                    10000.00
9/30/93                                               10350.00                    10455.00                    10330.00
3/31/94                                               10901.00                     9924.00                     9940.00
9/30/94                                               10117.00                     9890.00                     9693.00
3/31/95                                                9674.00                     9902.00                     9313.00
9/30/95                                               11900.00                    10823.00                    10342.00
3/31/96                                               13085.00                    11685.00                    10900.00
9/30/96                                               13515.00                    12962.00                    11812.00
3/31/97                                               16229.00                    15627.00                    13743.00
9/30/97                                               24151.00                    18410.00                    15936.00
3/31/98                                               25876.00                    18245.00                    16201.00
9/30/98                                               18189.00                    15325.00                    13423.00
3/31/99                                               17446.00                    14016.00                    13124.00

<CN>

Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

                       COMPARATIVE TOTAL RETURNS AS OF 03/31/99
                                                                               SINCE
                                     6 MONTH     1 YEAR   3 YEAR   5 YEAR   INCEPTION+
--------------------------------------------------------------------------------------
Alpine Class Y                       (4.09)%   (32.58)%   10.06%   9.86%      10.49%
Alpine Class A (4.75%)*              (8.79)%   (35.97)%    8.01%   7.80%       9.30%
Alpine Class B (5.00%)**             (9.34)%   (36.60)%    8.15%   7.91%       9.55%
Alpine Class C (1.00%)**             (5.57)%   (33.92)%    8.98%   8.29%       9.76%
--------------------------------------------------------------------------------------
Wilshire Real Estate Securities      (4.39)%   (19.68)%    7.84%   8.11%       6.33%
  Index
Lipper Real Estate Fund Average      (3.57)%   (20.35)%    7.50%   6.91%       5.36%

     * Represents maximum front-end sales load.
    ** Represents continent deferred sales charge.

+ Performance of Investor A, Class B and Class C shares for the period prior to their inceptions on 2/10/95, 3/7/95 and 7/12/95, respectively, represents performance for Class Y shares, which commenced operations on 9/3/93. Class A, Class B and Class C shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine U.S. Real Estate Equity Fund's semi-annual report to shareholders for the period ended March 31, 1999. During the six months under review, we continued to experience the volatile and weak pattern of returns for real estate stocks that has been evident for the past twelve months. In this report we will discuss the fund's performance as well as issues and trends which are affecting both real estate and securities markets. This discussion will also explain why we believe the near future for real estate securities could be more positive.

Q. WHAT WAS THE ALPINE US REAL ESTATE EQUITY FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. During the past six months the Fund generated a negative total return of -4.09% (Class Y). This was superior to the fund's benchmark Wilshire Real Estate Securities Index(1) which lost -4.39%, Lipper Real Estate Fund Average(2) declined by -3.57% during the period. As of this writing it is worth noting that both your Fund and real estate securities have experienced a strong rebound during the month of April, following the period under review. Clearly, the volatility has not come to an end, but there appears to be a positive trend as we look towards the future.
        The Fund's twelve month total return was negative, -32.58%, while the Wilshire Index declined -19.68% and the Lipper Real Estate Fund Average lost -20.35%. Not only was 1998's performance disappointing, but it reduced both the Fund's trailing five-year total return and return-since- inception to 9.86% and 10.49%, respectively. Thus, the Fund's return-since-inception has fallen from over 22% twelve months ago (March '98) to under 10% today on an annualized basis. Despite this weak 1998, your Fund's long term returns are still superior to the Wilshire Real Estate Securities Index which generated 8.11% over five years and 6.33% since the fund's inception. The Lipper R.E. Fund Average returned 6.91% and 5.36%, respectively. For reasons which we will explain below, we believe that this past year's negative returns for both real estate stocks and real estate mutual funds represent an intra-cyclical low point in the performance of these shares.

Q. WHAT CREATED THIS INTRA-CYCLICAL DECLINE IN REAL ESTATE STOCKS AND HOW DO WE KNOW WE ARE NOT APPROACHING A CYCLICAL LOW?
A. We believe that the price decline and subsequent volatility over the past 8-12 months in the world's stock markets reflects a process of adjustment over time, to uncertainty regarding the impact of the Asian financial collapse on each country's economy, as well as its financial and real estate markets. In our last report to shareholders, we examined this series of events in detail with an analysis of its effect on liquidity for real estate finance. We expressed our conclusion that the potential impact on the U.S. economy at that time had been overstated by the financial stock markets. However, the jittery stock market chose to focus most of its energy and funds flow on relatively predictable, well known large capitalization non-cyclical companies or alternatively, in "new technology" companies that offer the potential for significant, yet to be realized growth. As a result, the market did not favor economically sensitive,

---------------

    (1) The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

    (2) The Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*


                         MOUNTAIN       PACIFIC         NEW         CENTRAL                                     MID
SOUTH EAST                STATES       SOUTHWEST      ENGLAND       PLAINS         SOUTH        MIDWEST      ATLANTIC
----------               --------      ---------      -------       -------        -----        -------      --------
  17%                      13%            22%           8%             7%           10%            8%           5%

PACIFIC
NORTHWEST
---------
  10%



                              SECTOR DISTRIBUTION*


HOTEL/LODGING                   HOME BUILDING    OFFICE/INDUSTRIAL      RETAIL      RESIDENTIAL       OPERATING COS.
-----------------               -------------    -----------------      ------      --------------    --------------
    31%                              33%               11%                10%             8%               3%


LAND
----
 4%


mature sectors such as real estate. Indeed the most economically sensitive real estate stocks were hit hardest by the decline in the 1998. Specifically companies engaged in property development and the management of hotel properties were viewed as most economically sensitive. Typically, if investors believe that an alternative investment has greater risk it is expected that potential returns must be greater to offset higher uncertainty. Hence, last fall, the markets required a larger price discount for the most economically sensitive stocks, so they were sold down to levels which were below historic relative valuations. However, since Alpine Management concluded last Fall that the economic cycle was not near its end and that the stock market was in fact incorporating an historically high risk premium, the chance of a decline in these aforementioned sectors was overly discounted. Thus, this was where the Fund concentrated its investments. Over the past six months the Fund has continued to emphasize the home building and lodging sectors even though they have been out of favor with the market.
     During the past few weeks the stock market's broad focus appears to be shifting away from new technology and internet stocks and focusing on cyclically sensitive sectors such as equipment manufacturing, materials processors and finally real estate owners and developers. This is in response to signs of renewed economic activity and improved capital flows into Asia, while our economy remains robust. Even though the U.S. economy has slowed from the 4.9% to 5.5% annual GDP growth rates that it sustained over the past 5 years, we believe the economy should grow at a rate in excess of 3% for much of this year. This contrasts greatly with expectations of a potential recession in 1999, which some prognosticators envisioned just 6 months ago. Alpine believes the end of this business cycle is not yet in sight!

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Q. HOW HAS THE FUND CHANGED IN ITS FOCUS OVER THE PAST 6 MONTHS?
A. The Fund has placed somewhat greater emphasis on the home-building sector in particular because that's where we see the greatest disconnect between fundamental performance on both a company specific and general business level in comparison with stock market evaluations. The percentage in home builders in the Fund has been increased from 28% to 33% while lodging is the next largest concentration for 31% of the Fund. Compared with 6 months ago, the reduced percentage invested in the office and industrial sectors has less to do with business prospects than with relative valuations.
        As a result of share price volatility, Alpine has been actively adjusting the portfolio. This is evident in the Fund's top ten holdings, which constituted 40.7% of the portfolio last September, 1998 and today represents 48.9% of the portfolio. Specifically, Alpine increased its exposure to home-building companies with Standard Pacific Corp. at 6.6%, Lennar Corp. at 5.7% and U.S. Home Corp. at 5.2%. The next four largest holdings, Prime Hospitality, Sunstone Hotels, Meditrust and Starwood Lodging are all involved in the lodging sector. Prime Hospitality and Meditrust were relatively small positions in the Fund six months ago. Thereafter, Alpine took advantage of depressed share prices to increase the Fund's exposure to these companies. We did the same with Standard Pacific, nearly doubling the Fund's holdings in the company.
        Investors should note that Alpine has recently taken advantage of depressed stock valuations by utilizing a modest amount of leverage (typically between 4% to 8% of net assets and not to exceed the 10% permitted by the prospectus) in order to enhance the Fund's return on assets. We believe the disconnect between fundamental positive operating performance and low stock market valuations offer significant upside potential which can be enhanced with judicious leverage. I wish to point out that your Fund has not used such leverage before, but now relative valuations for our investment universe have created such compelling investment opportunities that management believes downside risk is minimal. Please note that when the Fund utilizes leverage, the cost of such debt is added to the fund's operating expenses and may modestly increase total operating costs beyond normal base projections included in the prospectus, however management believes the potential rewards in terms of enhanced total return, significantly outweigh any higher expenses during the limited periods in which leverage is employed.

TOP 10 HOLDINGS*

 1.  Standard Pacific Corp.                           6.60%   6.  Meditrust Co.                              4.57%
 2.  Lennar Corp.                                     5.70%   7.  Starwood Hotels & Resorts Worldwide, Inc.  4.49%
 3.  U.S. Home Corp.                                  5.18%   8.  D.R. Horton, Inc.                          4.31%
 4.  Prime Hospitality Corp.                          5.00%   9.  Toll Brothers, Inc.                        4.19%
 5.  Sunstone Hotel Investors, Inc.                   4.88%  10.  Felcor Lodging Trust, Inc.                 4.01%
 * Portfolio composition subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Q. ASSUMING THE STRONGER ECONOMY CAN SUSTAIN CURRENT LEVELS OF DEMAND FOR REAL ESTATE, WHAT MAKES TODAY'S VALUATIONS SO COMPELLING?
A. Simply stated, the stock market has been valuing real estate companies, and particularly home builders and lodging companies at levels which anticipate the impact of a recession upon operating performance. For example, most lodging REITs yielded between 8-12% at the end of March in contrast with 5.2% for 10-year U.S. government bonds. This is an historically large yield premium which might suggest that dividend levels may not be sustainable, however most lodging REITs pay out only 70% to 85% of their cash flow in dividends and thus have a safety cushion. Furthermore, recent earnings results for the first quarter show that most hotel companies have been able to increase top line room revenue between 2% and 6%, which translates into about 4% to 10% cash flow growth on a net corporate basis.
        For homebuilders the market disconnect is even greater as many of these companies are trading at multiples of 6 to 9 times earnings. This is in comparison with the S&P 500's price earnings ratio of 28 times. Thus the implicit relative price to earnings multiple for homebuilders is equivalent to roughly 26% (plus or minus 5%) of the broad market level. Historically, homebuilders have traded at around 65% of the market P/E ratio! Such a discount contrasts with the operating performance of homebuilders who are reporting higher profit margins. According to Merrill Lynch, homebuilders are benefiting from new order levels during the first three months of this year which are up 11% above last year's record setting levels. Despite a strong economy, sustained consumer confidence and high levels of affordability, the stock market has been expecting a recession that would slow home sales for the past nine months, and this caution has been incorporated into share prices. We believe that a robust economy will continue to propel operating performance and this may change market sentiment towards homebuilders.
        With few exceptions, owners of commercial real estate are enjoying higher occupancy levels in most markets and property types than was experienced in at least 19 out of the last 20 years. In spite of sustained tenant demand, rent levels in many areas have yet to exceed the peak levels set during the last cycle, ten years ago! This suggests that there is still scope for rising rents, assuming economic growth and supply/demand balances can be maintained over the next few years. We do not believe the market has begun to factor this potential upside into real estate share prices.
        It is worth noting that low real estate stock valuations have stimulated merger and acquisition activity. During the First Quarter of 1999, the Fund benefited from two such transactions; Marriott International acquired Execustay Corp. and a bid was made by management to acquire all shares in Sunstone Hotel Investors.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

[Cumulative Total Return Comparison]

                                                                                        S&P HOMEBUILDING
                                           S&P 500 INDEX           NAREIT INDEX              INDEX               RUSSELL 200
                                           -------------           ------------         ----------------         -----------
Oct-90                                         100.00                 100.00                 100.00                 100.00
Dec-90                                         108.62                 106.77                 146.29                 111.25
Mar-91                                         123.43                                        198.58                 143.91
June-91                                        122.09                 132.07                 193.88                 141.05
Sep-91                                         127.59                 137.48                 208.73                 151.61
Dec-91                                         137.20                 144.89                 270.87                 159.84
Mar-92                                         132.79                 145.85                 295.49                 171.41
June-92                                        134.26                 149.69                 227.12                 158.75
Sep-92                                         137.43                 159.91                 259.79                 162.35
Dec-92                                         143.33                 166.03                 329.21                 185.99
Mar-93                                         148.58                 201.95                 323.24                 192.89
June-93                                        148.20                 196.16                 356.06                 196.37
Sep-93                                         150.96                 214.50                 417.75                 212.87
Dec-93                                         153.44                 198.66                 431.03                 217.61
Mar-94                                         146.63                 205.42                 336.26                 211.28
June-94                                        146.14                 209.20                 261.88                 202.21
Sep-94                                         152.52                 204.92                 241.29                 215.53
Dec-94                                         151.08                 204.96                 246.48                 210.69
Mar-95                                         164.71                 204.61                 249.68                 219.45
June-95                                        179.19                 216.64                 297.09                 238.69
Sep-95                                         192.24                 226.85                 292.80                 261.20
Dec-95                                         202.61                 236.25                 348.15                 265.90
Mar-96                                         212.34                 241.62                 311.19                 278.36
June-96                                        220.60                 252.37                 303.95                 291.69
Sep-96                                         226.09                 268.88                 297.69                 291.50
Dec-96                                         243.66                 319.56                 335.62                 305.15
Mar-97                                         249.05                 321.79                 322.68                 288.28
June-97                                        291.16                 337.79                 387.84                 333.56
Sep-97                                         311.61                 377.71                 500.67                 381.91
Dec-97                                         319.22                 384.31                 535.99                 367.77
Mar-98                                         362.42                 382.51                 667.29                 404.51
June-98                                        372.97                 364.97                 700.97                 384.91
Sep-98                                         334.54                 326.57                 591.31                 305.97
Dec-98                                         404.35                 317.05                 734.54                 355.10
Mar-99                                         423.15                 317.85                 553.45                 334.62

    1. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

    2. The Standard & Poor's Homebuilding Index is a capitalization-weighted index of all stocks designed to measure the performance of the homebuilding sector of the Standard & Poor's 500 Index.

    3. The National Association of Real Estate Investment Trusts is a total return performance index of all equity REITS tracked by NAREIT.

    4. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

Q. IF THE STOCK MARKET BEGINS TO TAKE A MORE FAVORABLE VIEW OF REAL ESTATE COMPANIES WHAT ARE THE PROSPECTS FOR THEIR RELATIVE PERFORMANCE?
A. To provide an educated speculation as to the potential upside of real estate stocks verses the broader stock market, it is perhaps most useful to examine historic performance trends. The accompanying chart illustrates historic total returns for two key real estate indices and two principal broad stock market indices, since this business cycle and Stock Market Expansion started in October, 1990, through March 31, 1999. The NAREIT Equity Index(3) is useful for illustrating the specific performance of REITs during this period as is the S&P Homebuilder Index for its sector. The S&P 500 represents the broad, large capitalization stock universe and the Russell 2000 Index represents smaller capitalization stocks, which are comparable to REITs and homebuilders in size. It is worth noting that the aggregate returns for the S&P 500 lagged the other indices through May, 1998. However, during the past 12 months only the S&P 500 a produced positive return, up nearly 18.5% as compared to negative returns ranging from -16.2% to almost -17% for the small cap and real estate indices. The long term annualized total return of the S&P 500 was strong with a gain of 21.66% while REITs returned 14.72%, close to the Russell 2000's 15.43%, and the S&P Homebuilding Index(2) return of 23.8% outperformed the S&P 500 during this period.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

        One feature of this chart is that it illustrates how, at any point in time, a composite data series or total return index can be influenced by an extraordinary event or a period with unusual returns. Clearly, the near market meltdown of 1998 constituted an extraordinary event and perhaps, so does its impact of negative returns for economically sensitive small cap stocks such as the real estate sector. Thus, we would suggest that the approximate 35% differential in total return between the S&P 500 and real estate stock indices during 1998 could be at least partially recouped over time. As the overall stock market stabilizes and more stocks return to historic relative valuation levels, pre-1998 performance trends may be re-established.

CONCLUDING REMARKS:

As significant shareholders in all three Alpine Real Estate Funds, management regards all shareholders as our partners. We share your frustration when this investment under performs and we experience the same elation when its potential is realized. We appreciate the responsibility that you have entrusted us to continue to provide strong performance over time, relative to our peer group and relative to the broader universe of investment opportunities. With this in mind we wish to thank you for your continued support and interest during this recent volatile period.

In closing we would like to reiterate the sentiments expressed in our last report to shareholders, "that real estate securities are now priced at levels which offer medium term investors considerable opportunity for positive returns over the next few years of this cycle." The difference today is that we are now closer to realizing these potential returns. We remain positive in our outlook for this portfolio.

       Sincerely,
       /s/ Samuel A. Lieber
       Samuel A. Lieber
       CEO/Portfolio Manager

--------------------------------------------------------------------------------

ALPINE U.S. EQUITY REAL ESTATE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (33.5%)
Hotels -- (12.4%)
    55,000   Felcor Lodging Trust, Inc.....  $ 1,275,313
    76,778   Patriot American Hospitality,
               Inc. (b)....................      393,487
    60,000   RFS Hotel Investors, Inc......      693,750
   216,200   Sunstone Hotel Investors,
               Inc.........................    1,553,937
                                             -----------
                                               3,916,487
                                             -----------
Office-Industrial Buildings -- (5.9%)
    43,000   Corporate Office Properties
               Trust, Inc..................      276,813
    59,500   Kilroy Realty Corp............    1,219,750
    19,500   Koger Equity, Inc.............      262,031
     6,900   SL Green Realty Corp..........      129,806
                                             -----------
                                               1,888,400
                                             -----------
Mixed Use -- (5.7%)
    79,800   First Union Real Estate
               Investments (b).............      349,125
   116,800   Meditrust Co..................    1,452,700
                                             -----------
                                               1,801,825
                                             -----------
Shopping Centers -- (5.7%)
    17,700   Alexander's, Inc. (b).........    1,199,175
    11,250   Chelsea GCA Realty, Inc.......      313,594
       100   J.P. Realty, Inc..............        1,969
    12,400   Kranzco Realty Trust..........      146,475
     8,000   Pennsylvania Real Estate
               Investment Trust............      149,500
                                             -----------
                                               1,810,713
                                             -----------
Manufactured Home Parks -- (3.8%)
   101,980   Asset Investor Corp...........    1,223,760
                                             -----------
             Total Real Estate Investment
               Trusts
               (Cost $13,047,937)..........   10,641,185
                                             -----------
COMMON STOCKS -- (67.8%)
Homebuilders -- (32.4%)
    50,000   Crossman Communities, Inc.
               (b).........................      996,875
    81,925   D.R. Horton, Inc..............    1,372,244
    81,060   Lennar Corp...................    1,813,717
    41,400   Ryland Group, Inc.............    1,047,938
   163,000   Standard Pacific Corp.........    2,098,624
    73,600   Toll Brothers, Inc. (b).......    1,334,000
    50,500   U.S. Home Corp. (b)...........    1,647,563
                                             -----------
                                              10,310,961
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Real Estate Operating Companies -- (17.9%)
    65,700   Bentall Corp..................  $   705,732
    19,000   California Coastal
               Communities, Inc. (b).......      123,500
    74,200   Capital Trust (b).............      361,725
   171,900   Crescent Operating, Inc.
               (b).........................      623,138
   346,000   Excel Legacy Corp. (b)........    1,189,374
    40,920   Forest City Enterprises,
               Inc.........................      989,753
    55,000   LNR Property Corp.............    1,086,250
    70,200   Wellsford Real Properties,
               Inc. (b)....................      614,250
                                             -----------
                                               5,693,722
                                             -----------
Lodging -- (17.5%)
    22,000   Candlewood Hotel Co., Inc.
               (b).........................       88,000
    25,000   Crestline Capital Corp. (b)...      384,375
   180,300   Homestead Village Properties,
               Inc. (b)....................      439,481
   109,000   John Q. Hammons Hotels, Inc.
               (b).........................      395,125
   450,100   Meristar Hotels & Resorts,
               Inc. (b)....................    1,237,775
   159,900   Prime Hospitality Corp. (b)...    1,589,006
    50,001   Starwood Hotels & Resorts
               Worldwide, Inc. (b) (c).....    1,428,154
                                             -----------
                                               5,561,916
                                             -----------
             Total Common Stocks
               (Cost $25,176,158)..........   21,566,599
                                             -----------
MISCELLANEOUS SECURITIES -- (0.1%)
     4,800   Miscellaneous Securities
               (b).........................       35,100
                                             -----------
             Total Miscellaneous Securities
               (Cost $36,240)..............       35,100
                                             -----------
             Total Investments
               (Cost $38,260,335)
               (a)...................101.4%   32,242,884
                                             -----------
             Liabilities in excess of other
               assets.................(1.4)     (431,258)
                                       ----   ----------
             TOTAL NET ASSETS........100.0%  $31,811,626
                                       ====   ==========

                                               MARKET
  SHARES                                        VALUE
----------                                   -----------
SECURITIES SOLD SHORT -- (1.9%)
    12,500   Total Securities Sold Short
               (Proceeds $627,948).........  $   609,375
                                             ===========

                                   Continued

ALPINE U.S. EQUITY REAL ESTATE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999
                                  (UNAUDITED)

---------------

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

          Unrealized appreciation.................  $   956,408
          Unrealized depreciation.................   (6,973,859)
                                                    -----------
          Net unrealized depreciation.............  $(6,017,451)
                                                    ===========

(b) Non income producing security.

(c) Part of the security is held as collateral for the short sale.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999
                                  (UNAUDITED)

ASSETS:
  Investments, at value (Cost $36,909,862)..................  $31,178,310
  Deposits with broker and custodian bank for securities
    sold short (Cost $1,350,473)............................    1,064,574
                                                              -----------
  Total Investments.........................................   32,242,884
  Foreign currency (Cost $511)..............................          514
  Receivable for investment securities sold short...........      627,948
  Receivable for investment securities sold.................    2,066,939
  Receivable for capital shares issued......................        6,000
  Interest and dividends receivable.........................       71,018
  Prepaid expenses and other assets.........................       52,028
                                                              -----------
    Total Assets............................................   35,067,331
                                                              -----------
LIABILITIES:
  Securities sold short (proceeds $627,948).................      609,375
  Cash overdrafts...........................................    2,323,639
  Payable for dividends on securities sold short............        9,875
  Payable for investment securities purchased...............      139,874
  Payable for capital shares redeemed.......................       92,973
  Accrued expenses and other liabilities:
    Investment advisory fees................................       28,065
    Administration fees.....................................        1,005
    Distribution fees payable...............................        6,140
    Other...................................................       44,759
                                                              -----------
    Total liabilities.......................................    3,255,705
                                                              -----------
NET ASSETS..................................................  $31,811,626
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       271
  Additional paid-in-capital................................   40,604,490
  Undistributed (distributions in excess of) net investment
    income..................................................      265,021
  Accumulated undistributed net realized gains (losses) on
    investment transactions.................................   (3,059,284)
  Unrealized appreciation (depreciation) from investments...   (5,998,872)
                                                              -----------
    NET ASSETS..............................................  $31,811,626
                                                              ===========
NET ASSETS VALUE
  Class Y Shares
    Net assets of $22,289,830 / 1,881,742 shares
     outstanding............................................  $     11.85
                                                              ===========
  Class A Shares
    Net assets of $3,608,899 / 308,298 shares outstanding...  $     11.71
                                                              ===========
    Offering price (based on sales charge of 4.75%).........  $     12.29
                                                              ===========
  Class B Shares*
    Net assets of $4,317,221 / 376,905 shares outstanding...  $     11.45
                                                              ===========
  Class C Shares*
    Net assets of $1,595,676 / 139,369 shares outstanding...  $     11.45
                                                              ===========

---------------
* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $5,902)..............   $   673,485
                                                                         -----------
EXPENSES:
  Investment advisory fees..................................  $184,922
  Administration fees.......................................    42,532
  Distribution fees -- Class B..............................    20,809
  Distribution fees -- Class C..............................     6,715
  Shareholder Servicing Fees -- Class A.....................     6,202
  Shareholder Servicing Fees -- Class B.....................     6,936
  Shareholder Servicing Fees -- Class C.....................     2,238
  Custodian fees............................................    58,083
  Legal fees................................................    38,204
  Trustees' fees and expenses...............................     5,670
  Other.....................................................    71,005
                                                              --------
     Total Expenses.........................................   443,316
                                                              --------
Net Investment Income.................................................       230,169
                                                                         -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from investment and foreign currency
     transactions.....................................................    (2,624,712)
  Net change in unrealized appreciation (depreciation) from
     investments and translation of assets and liabilities in foreign
     currencies.......................................................     1,014,346
                                                                         -----------
Net realized/unrealized gains (losses) from investments...............    (1,610,366)
                                                                         -----------
Change in net assets resulting from operations........................   $(1,380,197)
                                                                         ===========

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR SIX-MONTHS      FOR THE YEAR
                                                                  ENDED              ENDED
                                                              MARCH 31, 1999   SEPTEMBER 30, 1998
                                                              --------------   ------------------
                                                               (UNAUDITED)
OPERATIONS:
  Net investment income.....................................   $   230,169        $    172,407
  Net realized gains (losses) from investment and foreign
     currency transactions..................................    (2,624,712)            692,757
  Net change in unrealized appreciation (depreciation) from
     investments and translation of assets and liabilities
     in foreign currencies..................................     1,014,346         (13,160,995)
                                                               -----------        ------------
  Change in net assets resulting from operations............    (1,380,197)        (12,295,831)
                                                               -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A................................................          (291)            (33,856)
     Class B................................................            --             (32,220)
     Class C................................................            --             (13,786)
     Class Y................................................            --            (151,695)
  From net realized gains
     Class A................................................       (52,182)           (645,169)
     Class B................................................       (57,711)           (785,584)
     Class C................................................       (18,450)           (336,121)
     Class Y................................................      (238,679)         (2,702,405)
                                                               -----------        ------------
     Total change in net assets from distributions to
       shareholders.........................................      (367,313)         (4,700,836)
                                                               -----------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Net increase (decrease) in net assets resulting from
     shares of beneficial interest transactions.............    (6,212,999)         29,412,793
                                                               -----------        ------------
  Total change in net assets................................    (7,960,509)         12,416,126
                                                               -----------        ------------
NET ASSETS:
  Beginning of period.......................................    39,772,135          27,356,009
                                                               -----------        ------------
  End of period.............................................   $31,811,626        $ 39,772,135
                                                               ===========        ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, a Massachusetts business trust organized in 1988.

     Alpine U.S. Real Estate Equity Fund seeks long-term capital growth. Current income is secondary objective.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     D. FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the U.S. Real Estate Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     E. RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the U.S. Real Estate Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     F. SHORT SALE TRANSACTIONS

     Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. At March 31, 1999, equities held by the Fund with a total market value of $1,064,574 were segregated as collateral for its short sales. For six months ended March 31, 1999, the market value of the

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     investments purchased to cover short sales and proceeds from investments sold short were $609,375 and $627,948, respectively.

     For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at March 31, 1999 and their related market values and proceeds are set forth in the schedule of portfolio investments.

     G. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, substantially all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

     H. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     I. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                               SIX MONTHS ENDED                   YEAR ENDED
                                                MARCH 31, 1999                SEPTEMBER 30, 1998
                                       --------------------------------    ------------------------
                                            SHARES            AMOUNT        SHARES        AMOUNT
                                       -----------------    -----------    ---------    -----------
     CLASS A
       Shares sold...................         42,112        $   507,321      804,558    $13,656,844
       Shares redeemed...............       (189,629)        (2,336,536)    (535,972)    (8,757,392)
       Shares issued in reinvestment
          of distributions...........          3,603             44,996       40,006        636,489
                                           ---------        -----------    ---------    -----------
       Net increase (decrease).......       (143,914)        (1,784,219)     308,592    $ 5,535,941
                                           ---------        -----------    ---------    -----------
     CLASS B
       Shares sold...................         11,479            134,669      489,790      8,252,330
       Shares redeemed...............       (162,358)        (1,986,849)    (193,555)    (3,096,673)
       Shares issued in reinvestment
          of distributions...........          3,863             47,319       47,696        749,779
                                           ---------        -----------    ---------    -----------
       Net increase (decrease).......       (147,016)        (1,804,861)     343,931      5,905,436
                                           ---------        -----------    ---------    -----------
     CLASS C
       Shares sold...................         53,414            663,606      243,416      4,143,415
       Shares redeemed...............        (80,529)          (981,534)    (185,069)    (3,079,800)
       Shares issued in reinvestment
          of distributions...........            988             12,100       19,734        310,020
                                           ---------        -----------    ---------    -----------
       Net increase (decrease).......        (26,127)          (305,828)      78,081      1,373,635
                                           ---------        -----------    ---------    -----------
     CLASS Y
       Shares sold...................        302,581          3,796,702    1,325,466     20,817,418
       Shares redeemed...............       (509,553)        (6,340,010)    (420,021)    (6,900,201)
       Shares issued in reinvestment
          of distributions...........         17,823            225,217      167,013      2,680,564
                                           ---------        -----------    ---------    -----------
       Net increase (decrease).......       (189,149)        (2,318,091)   1,072,458     16,597,781
                                           ---------        -----------    ---------    -----------
       Total Net increase/decrease...       (506,206)       $(6,212,999)   1,803,062    $29,412,793
                                           ---------        -----------    ---------    -----------

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

4.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $14,698,001 and $20,237,679, respectively, for six months ended March 31, 1999.

5.   TRANSACTIONS WITH AFFILIATES

     Investment advisory services are provided to the Fund by Alpine Management & Research LLC ("Alpine"). Pursuant to each investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

                                 First $750 million  1.00%
                                 Next $250 million  0.90%
                                 Over $1 billion     0.80%

     BISYS Fund Services L.P. ("BISYS L.P.") is the Fund's Principal Underwriter and Distributor. BISYS Fund Services Ohio, Inc. is the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, Investors Fiduciary Trust Company ("IFTC") is the Fund's Custodian. In return for these serves, BISYS L.P and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets and IFTC will earn an annual fee amounting to 0.095% of the Fund's average daily net assets.

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the six months ended March 31, 1999, amounts paid to brokers by BISYS L.P. pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $3,235, $5,506 and $6,781, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     Class A shares are subject to a 4.75% sales charge at the time of purchase. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption. Class C shares are subject to a 1% CDSC on shares redeemed during the first year after purchase.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6.   CONCENTRATION OF CREDIT RISK

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     SIX MONTHS
                                                        ENDED                    YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31,       ----------------------------------------------
                                                       1999(a)        1998(a)      1997(a)      1996(a)      1995(b)
                                                     -----------      -------      -------      -------      -------
                                                     (UNAUDITED)
CLASS A SHARES
NET ASSETS VALUE BEGINNING OF PERIOD................   $12.34         $19.34       $12.49       $11.42       $ 9.21
                                                       ------         ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................     0.08           0.08         0.12(c)      0.20         0.18
  Net realized and unrealized gain (loss) from
    investments and foreign currencies..............    (0.59)         (4.25)        8.57         1.28         2.03
                                                       ------         ------       ------       ------       ------
  Total from investment operations..................    (0.51)         (4.17)        8.69         1.48         2.21
                                                       ------         ------       ------       ------       ------
LESS DISTRIBUTIONS
  From net investment income........................       --          (0.15)       (0.26)(c)    (0.20)          --
  From net realized gains...........................    (0.12)         (2.68)       (1.58)       (0.21)          --
                                                       ------         ------       ------       ------       ------
  Total distributions...............................    (0.12)         (2.83)       (1.84)       (0.41)          --
                                                       ------         ------       ------       ------       ------
NET ASSET VALUE END OF PERIOD.......................   $11.71         $12.34       $19.34       $12.49       $11.42
                                                       ======         ======       ======       ======       ======
TOTAL RETURN (EXCLUDES SALES CHARGES)...............    (4.21)%(g)    (24.86)%      78.28%       13.12%       24.00%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................   $3,609         $5,582       $2,778       $  263       $    5
Ratio of expenses to average net assets.............     2.41%(f)       1.95%        1.77%        1.72%        1.78%(f)
Ratio of interest expense to average net assets.....      N/A            N/A          N/A         0.04%         N/A
Ratio of net investment income (loss) to average net
  assets............................................     1.28%(f)       0.27%        0.90%        1.60%        3.13%(f)
Ratio of expenses to average net assets (d).........      N/A            N/A         1.76%         N/A          N/A
Ratio of expenses to average net assets (e).........      N/A           1.97%        2.49%        9.65%      364.74%(f)
Ratio of net investment income (loss) to average net
  assets (e)........................................      N/A           0.25%        0.88%        1.58%        3.11%(f)
Portfolio Turnover (h)..............................       38%           138%         205%         169%         115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed.
     If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     SIX MONTHS
                                                        ENDED                    YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31,       ----------------------------------------------
                                                       1999(a)        1998(a)      1997(a)      1996(a)      1995(b)
                                                     -----------      -------      -------      -------      -------
                                                     (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................   $12.12         $19.14       $12.41       $11.37       $ 9.19
                                                       ------         ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................     0.03          (0.05)        0.02(c)      0.13         0.05
  Net realized and unrealized gain (loss) from
    investments and foreign currencies..............    (0.58)         (4.18)        8.49         1.27         2.13
                                                       ------         ------       ------       ------       ------
  Total from investment operations..................    (0.55)         (4.23)        8.51         1.40         2.18
                                                       ------         ------       ------       ------       ------
LESS DISTRIBUTIONS
  From net investment income........................       --          (0.11)       (0.20)(c)    (0.15)          --
  From net realized gains...........................    (0.12)         (2.68)       (1.58)       (0.21)          --
                                                       ------         ------       ------       ------       ------
  Total distributions...............................    (0.12)         (2.79)       (1.78)       (0.36)          --
                                                       ------         ------       ------       ------       ------
NET ASSET VALUE END OF PERIOD.......................   $11.45         $12.12       $19.14       $12.41       $11.37
                                                       ======         ======       ======       ======       ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)..........    (4.62)%(g)    (25.43)%      76.87%       12.49%       23.72%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................   $4,317         $6,352       $3,446       $  431       $  160
Ratio of expenses to average net assets.............     3.16%(f)       2.70%        2.52%        2.46%        2.51%(f)
Ratio of interest expense to average net assets.....      N/A            N/A          N/A         0.04%         N/A
Ratio of net investment income (loss) to average net
  assets............................................     0.51%(f)      (0.42)%       0.12%        1.05%        2.00%(f)
Ratio of expenses to average net assets (d).........      N/A            N/A         2.51%         N/A          N/A
Ratio of expenses to average net assets (e).........      N/A           2.72%        3.24%        6.19%       28.70%(f)
Ratio of net investment income (loss) to average net
  assets............................................      N/A          (0.44)%       0.10%        1.03%        1.98%(f)
Portfolio Turnover (h)..............................       38%           138%         205%         169%         115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) For the period from March 7, 1995 (commencement of Class operations) to September 30, 1995.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed.
     If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     SIX MONTHS
                                                       ENDED                    YEAR ENDED SEPTEMBER 30,
                                                     MARCH 31,       ----------------------------------------------
                                                      1999(a)        1998(a)      1997(a)      1996(a)      1995(b)
                                                     ----------      -------      -------      -------      -------
                                                     UNAUDITED
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................   $12.12        $19.13       $12.44       $11.41       $10.87
                                                       ------        ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................     0.03         (0.05)        0.03(c)      0.13         0.08
  Net realized and unrealized gain (loss) from
    investments and foreign currencies..............    (0.58)        (4.17)        8.47         1.28         0.46
                                                       ------        ------       ------       ------       ------
  Total from investment operations..................    (0.55)        (4.22)        8.50         1.41         0.54
                                                       ------        ------       ------       ------       ------
LESS DISTRIBUTIONS
  From net investment income........................       --         (0.11)       (0.23)(c)    (0.17)          --
  From net realized gains...........................    (0.12)        (2.68)       (1.58)       (0.21)          --
                                                       ------        ------       ------       ------       ------
  Total distributions...............................    (0.12)        (2.79)       (1.81)       (0.38)          --
                                                       ------        ------       ------       ------       ------
NET ASSET VALUE END OF PERIOD.......................   $11.45        $12.12       $19.13       $12.44       $11.41
                                                       ======        ======       ======       ======       ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)..........    (4.62)%(g)   (25.38)%      76.89%       12.49%        4.97%(g)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................   $1,596        $2,006       $1,673       $  125       $    3
Ratio of expenses to average net assets.............     3.16%(f)      2.70%        2.52%        2.47%        2.49%(f)
Ratio of interest expense to average net assets.....      N/A           N/A          N/A         0.04%         N/A
Ratio of net investment income (loss) to average net
  assets............................................     0.47%(f)     (0.46)%       0.23%        1.08%        2.55%(f)
Ratio of expenses to average net assets (d).........      N/A           N/A         2.51%         N/A          N/A
Ratio of expenses to average net assets (e).........      N/A          2.72%        3.24%       18.82%      421.54%(f)
Ratio of net investment income (loss) to average net
  assets (e)........................................      N/A         (0.48)%       0.21%        1.06%        2.53%(f)
Portfolio Turnover (h)..............................       38%          138%         205%         169%         115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) For the period from July 12, 1995 (commencement of Class operations) to September 30, 1995.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e) During the period, certain fees were waived or reimbursed if such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS
                                          ENDED                            YEAR ENDED SEPTEMBER 30,
                                        MARCH 31,       --------------------------------------------------------------
                                         1999(a)        1998(a)      1997(a)      1996(a)      1995(a)      1994(a)(c)
                                       -----------      -------      -------      -------      -------      ----------
                                       (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...   $ 12.47        $ 19.49      $ 12.56      $ 11.44      $10.07         $10.71
                                         -------        -------      -------      -------      ------         ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)........      0.09           0.13         0.16(b)      0.24        0.23           0.11
  Net realized and unrealized gain
    (loss) from investments and
    foreign currencies................     (0.59)         (4.32)        8.63         1.29        1.46          (0.75)
                                         -------        -------      -------      -------      ------         ------
  Total from investment operations....     (0.50)         (4.19)        8.79         1.53        1.69          (0.64)
                                         -------        -------      -------      -------      ------         ------
LESS DISTRIBUTIONS
  From net investment income..........        --          (0.15)       (0.28)(b)    (0.20)      (0.20)            --
  From net realized gains.............     (0.12)         (2.68)       (1.58)       (0.21)      (0.12)            --
                                         -------        -------      -------      -------      ------         ------
  Total distributions.................     (0.12)         (2.83)       (1.86)       (0.41)      (0.32)            --
                                         -------        -------      -------      -------      ------         ------
NET ASSET VALUE END OF PERIOD.........   $ 11.85        $ 12.47      $ 19.49      $ 12.56      $11.44         $10.07
                                         =======        =======      =======      =======      ======         ======
TOTAL RETURN..........................     (4.09)%(g)    (24.69)%      78.79%       13.57%      17.63%         (5.98)%(g)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....   $22,290        $25,832      $19,459      $10,601      $9,456         $8,630
Ratio of expenses to average net
  assets..............................      2.16%(f)       1.70%        1.51%        1.46%       1.50%          1.49%(f)
Ratio of interest expense to average
  net assets..........................       N/A            N/A          N/A         0.04%        N/A            N/A
Ratio of net investment income (loss)
  to average net assets...............      1.46%(f)       0.58%        1.10%        2.02%       2.45%          1.60%(f)
Ratio of expenses to average net
  assets (d)..........................       N/A            N/A         1.50%         N/A         N/A            N/A
Ratio of expenses to average net
  assets (e)..........................       N/A           1.72%        2.26%        2.25%       2.70%          2.65%(f)
Ratio of net investment income (loss)
  to average net assets (e)...........       N/A           0.56%        1.08%        2.00%       2.43%          1.58%(f)
Portfolio Turnover (h)................        38%           138%         205%         169%        115%           102%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(c) For the nine months ended September 30, 1994. The Fund changed its fiscal year end from December 31 to September
     30, effective September 30, 1994.
(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed.
     If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.